UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 5, 2020

Regnum Corp.
(Exact name of Registrant as specified in its charter)

Nevada	333-222083	82-0832447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

765 Beach Street

San Francisco, CA 94109

(Address of principal executive offices zip code)

(844) 496-6539

(Registrant’s telephone number, including area code)

1541 Ocean Avenue

Santa Monica, CA 90401

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2020, Tiffani Jones, the former sole director and officer of Regnum Corp. (the “Company”), who resigned from such positions as discussed below under Item 5.02, entered into a Consulting Agreement with the Company (the “Consulting Agreement”), whereby Ms. Jones agreed to perform consulting services on a part-time basis for thirty days (beginning February 12, 2020) for $3,750, plus the reimbursement of certain travel expenses. The agreement can be extended for up to two additional thirty-day periods for $3,750 each with the mutual consent of the parties. The agreement can be terminated by the Company at any time. The agreement contains customary confidentiality, liability limitation and similar provisions. The agreement has been extended and is currently in effect.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On March 27, 2020, the Company agreed to issue 1 million shares of restricted common stock to Gary Allen (who served as a member of the Board of Directors of the Company from February 27, 2020 to March 27, 2020, as discussed below under Item 5.02) in consideration for services rendered and agreed to be rendered by Mr. Allen to the Company. The issuance was exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance did not involve a public offering, the recipient took the securities for investment and not resale, we took appropriate measures to restrict transfer, and the recipient was (a) an “accredited investor”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 5.01 Changes in Control of Registrant.

On February 5, 2020, Ocean Ave Holdings, LLC (“Ocean”) which is owned and controlled by Ms. Jones, sold 20,000,000 shares of restricted common stock of the Company in consideration for $345,000, to Tri Capital Energy Corporation (“Tri Capital”), pursuant to an Agreement for the Purchase of Common Stock. The shares which were sold represented 87% of the Company’s outstanding shares, which resulted in a change of control of the Company.

Tri Capital is controlled by Gary Allen and Mark Gustavson, its directors and its Chief Executive Officer and Chief Financial Officer, respectively.

Subsequently, on February 26, 2020, Tri Capital sold all 20,000,000 shares of the restricted common stock of the Company which it acquired pursuant to the February 5, 2020 Agreement for the Purchase of Common Stock to Wookey Search Technologies Corporation (“Wookey”), pursuant to a Stock Purchase Agreement. Consideration for the acquisition of the shares was $50,000 in cash and a promissory note (secured by the 20 million shares of the Company purchased pursuant to the agreement) in the amount of $400,000. A $200,000 principal payment is due under the note on the earlier of (a) March 15, 2020; and (b) two business days after either the Company or Wookey has raised $1 million, subject to a thirty day extension as part of the first extension option discussed below (which amount has not been paid to date, but which due date has been mutually extended by the parties) and the note is due and payable on the earlier of April 1, 2020 (which date may be extended for up to two 30 day periods in the event an extension fee of $10,000 is paid for each extension) and two business days after either the Company or Wookey has raised $2 million. Subsequent to entering into the note, the parties mutually verbally agreed that Wookey would pay an extension fee of $20,000 to Tri Capital on or before April 6, 2020, in consideration for an extension of the due date of the note to May 1, 2020. The note contains standard and customary events of default. Upon the occurrence of an event of default under the note, Tri Capital can exercise its rights under a pledge agreement entered into between Tri Capital and Wookey and re-take control and ownership of the 20 million shares of the Company, and therefore take back control of the Company.

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Additionally, the parties entered into a Voting Agreement whereby Wookey provided voting control over the 20 million shares of Company common stock. Such Voting Agreement terminates automatically upon the payment in full of the $400,000 promissory note. As such, Tri Capital continues to exercise voting control over the Company. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 5.01 by reference.

Wookey is controlled by Mark Gustavson, its Chief Executive Officer, director and holder of approximately 53% of its outstanding voting securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2020, Tiffani Jones took action to increase the number of the Company’s directors from one to three pursuant to Section 2.03 of the Company’s bylaws. After taking action to increase the number of the Company’s board of directors (the “Board”), Ms. Jones appointed Gary Allen and Mark Gustavson to the Board, pursuant to the power provided to her as the then sole director pursuant to the Company’s bylaws. Following the increase in the number of the directors and the appointments of Mr. Allen and Mr. Gustavson, Ms. Jones resigned as a director of the Company. Her resignation was not the result of a disagreement with the Company.

Also on February 27, 2020, Tiffani Jones resigned as the Company’s Chief Executive Officer, President, Treasurer, and Secretary and Mark Gustavson was appointed to serve as the Company’s Chief Executive Officer and Secretary, and Robert J. Stubblefield was appointed to serve as the Company’s Chief Financial Officer and Treasurer to fill the vacancies resulting from Ms. Jones resignation. Her resignation was not the result of a disagreement with the Company.

Mr. Allen is the Chief Executive Officer and director of Tri Capital. Mr. Gustavson is the Chief Financial Officer and director of Tri Capital and the sole director and Chief Executive Officer of Wookey. Mr. Gustavson holds 3,750,000 shares or approximately 46.25% of the outstanding shares of common stock of Tri Capital and 12 million shares, or approximately 53% of the outstanding common stock of Wookey. Tri Capital holds 600,000 shares, or approximately 2% of the outstanding common stock of Wookey.

On March 29, 2020, Mr. Ross Meador was appointed as the Vice President and General Counsel of the Company. Mr. Meador holds 750,000 shares or approximately 3% of the outstanding common stock of Wookey and serves as the Vice President and General Counsel of Wookey.

Mr. Allen, Mr. Gustavson, Mr. Stubblefield and Mr. Meador are not a party to any material plan, contract or arrangement (whether or not written) with the Company.

Mr. Allen, Mr. Gustavson, Mr. Stubblefield and Mr. Meador are not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except as discussed above in this Item 5.02 or under Item 5.01.

There are no family relationships between any director or executive officer of the Company, including, but not limited to Mr. Allen, Mr. Gustavson, Mr. Stubblefield and Mr. Meador.

Mr. Allen and Mr. Gustavson do not, and are not anticipated to, serve on any committees of the Board of Directors.

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The Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company, except as discussed above in Item 5.01.

Effective on March 27, 2020, Mr. Allen resigned as a member of the Board of Directors of the Company, leaving Mr. Gustavson as the sole member of the Board of Directors.

Mr. Allen’s, Mr. Gustavson’s, Mr. Stubblefield’s and Mr. Meador’s biographical information are disclosed below:

Gary Allen, Age 59

Gary Allen has served as the President and Chief Executive Officer of Tri Capital Energy Corporation since July 2019. Tri Capital Energy Corporation is focused on the rapid development of niche oil and gas assets and salt water recovery and disposal primarily in Texas. Since April, 2004, Mr. Allen has served as the Founder and Managing Member of Real Capital Advisors, LLC, a mergers and acquisitions and corporate advisory firm. Mr. Allen received a Bachelor of Business Administration (B.B.A.) Finance & Real Estate from the Cox School of Business at Southern Methodist University. Mr. Allen has been licensed in Texas as a real estate broker since May 1984.

Mark Gustavson, Age 51

Mark Gustavson has served as the Chief Executive Officer, Secretary and Director of the Company since February 27, 2020. Mr. Gustavson has served as the Chief Financial Officer of Tri Capital Energy Corporation since June 2019. Tri Capital Energy Corporation is focused on the rapid development of niche oil and gas assets and salt water recovery and disposal primarily in Texas. From March 2015 to May 2019, Mr. Gustavson served as the Chief Financial Officer, Director and Founder of Wookey Search Technologies Corporation. Mr. Gustavson has continued to serve Wookey Search Technologies Corporation as a Senior Adviser since May 2019. From July 2016 to August 2017, Mr. Gustavson served as Chief Financial Officer and Director of Sharkreach Corporation. Mr. Gustavson received a Bachelor of Science degree from the University of Oregon.

Robert J. Stubblefield, Age 56

Robert Stubblefield has served as the Company’s Chief Financial Officer and Treasurer since February 27, 2020. Since February of 2019, Mr. Stubblefield has served as the Chief Financial Officer of Sherpa Digital Media Inc., a company providing a platform for secure live and on-demand enterprise video communications based in San Mateo, California. From November of 2017 to January of 2019, Mr. Stubblefield served on a contract basis as the Chief Financial Officer of Opya, Inc., a company providing clinical services to autistic children and youth and developing software and digital tools to help clinicians and parents create the best outcomes. Prior to that, from July 2016 to June 2017, Mr. Stubblefield served as the Chief Financial Officer and Chief Operating Officer of Jobscience, Inc., a company providing staffing and recruitment software based in San Francisco, California. From 2014 to June of 2016, Mr. Stubblefield served as a contract Chief Financial Officer and Vice President of Finance to multiple start-ups and a growth company including Rafter, Inc. (September 2014 to November 2015), a venture capital-backed managed services growth company providing textbooks and courseware for higher education with four lines of business with both B2B and B2C revenue. From 2013 to 2014, Mr. Stubblefield served as the Chief Financial Officer of Findly Talent LLC, a private equity-backed provider of SaaS-based recruiting and talent management applications located in San Francisco, California. From 2006 to 2012, Mr. Stubblefield served as the Senior Director of Finance (2006-2008), Vice President of Finance (2008-2010) and Chief Financial Officer and Corporate Secretary (2010-2012) of Qumu, Inc., a venture capital-backed early stage enterprise software company offering perpetual, SaaS and appliance licensing models located in San Bruno, California. From 2001 to 2006, Mr. Stubblefield served as the Director of Sales Operations for iManage Inc. (purchased by Interwoven in 2003) and Interwoven, Inc., both of which were publicly-traded enterprise software companies with a perpetual license model located in California. Prior to that, he provided services as a Controller of Sales and Professional Services (Mycio.com/Network Associates); as Division Finance Officer and Controller (Wells Fargo Bank N.A. - San Francisco, California), and served as an Audit Supervisor (Hemming Morse, Inc. in San Francisco, California). Mr. Stubblefield obtained his Bachelors of Science degree in Business Administration from California State University, East Bay (Hayward, California) with a focus in accounting.

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Ross Meador, Age 65

Mr. Meador has served as the Vice President and General Counsel of the Company since March 29, 2020. He has been a legal advisor to Wookey since October 2014 and was appointed Vice President and General Counsel on January 2, 2019. Mr. Meador has worked as a corporate lawyer for over 30 years, and has held the position of Partner at CKR Law (November 2017- May 2019), TechLaw (January 2014 - October 2017), Meador & Engle (formerly Rogers & Meador) (January 2003 - December 2014), and Preston Gates & Ellis (now K&L Gates) (May 2001-December 2002). Earlier in his career, he worked as an attorney for Morrison & Foerster for 13 years, much of that time on secondment to Korea’s largest law firm, Kim & Chang, in Seoul, Korea and to SSEK in Jakarta Indonesia. He also worked for Vietnam’s largest law firm, VILAF Hong Duc, in Ho Chi Minh City, Viet Nam.

Mr. Meador is active in the California Bar Association, serving on the Executive Committee of the International Law Section. He also served as Chairman of the Legal Services Committee of the American Chamber of Commerce in Korea, as President of the Korean American Chamber of Commerce in San Francisco, and as Entrepreneur in Residence at the CSU Fullerton Business School.

Mr. Meador’s humanitarian work includes opening the wartime office of Friends of Children of Vietnam. His organization has been nominated twice for the Presidential Medal of Freedom.

Mr. Meador obtained his Bachelor of Arts Degree from the University of California San Diego and his Juris Doctorate from The University of California, Berkeley, School of Law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Consulting Agreement dated February 12, 2020, by and between Tiffani Jones and Regnum Corp.
10.2	Voting Agreement dated March 27, 2020, by and between Wookey Search Technologies Corporation and Tri Capital Energy Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGNUM CORP.

Date March 31, 2020	By:	/s/ Mark Gustavson
	Name:	Mark Gustavson
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Consulting Agreement dated February 12, 2020, by and between Tiffani Jones and Regnum Corp.
10.2	Voting Agreement dated March 27, 2020, by and between Wookey Search Technologies Corporation and Tri Capital Energy Corporation

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